R&G Financial Corporation "RGF"/NYSE Listed Quarter Ended June 30, 2004 Investor Presentation

Legal Disclaimer This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives and strategies, and the results of our operations and our business. However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political, regulatory and technological conditions. We caution that the foregoing list is not exhaustive. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events.

Company Overview We feel comfortable with analysts' EPS growth projections!

More than 100 offices in Puerto Rico and the continental US, generating loans and deposits, and providing other financial services Retail Banking Mortgage Banking Securities Brokerage Insurance Brokerage Assets: $8.9bn Loans: $4.5bn Deposits: $3.8bn Servicing Portfolio: $10.9bn 32 branches in PR 15 branches in FL 43 branches in PR 10 branches in PR 4 offices in NY and NC Company Overview Real Estate Lender in Two Robust Markets

Management Depth Joseph Sandoval EVP and CFO Victor Galan Chairman and CEO Ramon Prats Vice Chairman and President Felipe Franco SVP Consumer Lending Victor Irizarry SVP and CLO Ivan Velez SVP Operations Mario Ruiz EVP Pedro Diaz SVP Commercial Lending Carlos Mantaras SVP Branch Administration Ismenia Isidor SVP Loan Servicing Victor Galan SVP Loan Production Steven Velez EVP Rafael Delgado SVP Loan Production Ricardo Agudo SVP New Housing John Koegel President Guy Michel SVP Commercial Lending Cathy Jackson SVP Construction Lending Ramiro Colon President Jean Francois-Dumazet President Kay Griffith EVP Ricky Calzada SVP Residential Lending Jorge Sanchez SVP Chief Financial Officer Renissa Gutierrez VP Marketing Strong management group with more than 20 years average experience in banking and mortgage banking

Puerto Rico: Residential Market Historical strong new housing construction and refinancing despite economic cycle or interest rate environment Mortgage market with annual volume exceeding $10 billion a year Persistent housing shortage of 100,000 units 5-8% historical real estate appreciation per annum Government-sponsored affordable housing programs 73% home ownership (vs 67% in the continental US) Estimated 20% of residential mortgages are FHA/VA guaranteed (vs 12% in the continental US) Average loan charge-off rates and actual foreclosures below those in the continental US Refinancings normally represent a higher proportion of mortgage originations than in the continental US

Florida: Residential Market Strong residential market in Florida footprint, with new permits for more than 50,000 residential units annually Historical strong real estate values (including land appreciation) Closest point to the continental US from Puerto Rico-only two and a half hours by plane Best market in the continental US for us to establish a niche in residential and construction lending, to replicate our successful operation in Puerto Rico Integration of our mortgage banking operations in New York and Puerto Rico by opening mortgage centers in our 15 banking branches in Florida Mortgage division already running in addition to mortgage centers Strong economy, self sustained by services, tourism and entertainment, combined with a favorable climate Unemployment below national average

Favorable migration into Central Florida, with population growth exceeding the national average Strong presence of Hispanics (particularly Puerto Rican), providing cross-selling opportunities of residential lending with other financial services. About 20% Hispanic (mostly Puerto Rican) population among residents within Central Florida branches Strong management talent available in mortgage banking, residential lending and construction $3 billion servicing portfolio allows refinancing opportunities through our telemarketing centers located in Orlando, New York and Puerto Rico More than $100 million of new construction projects approved since acquisition of R&G Crown Bank We are projecting significant new loan originations of about $1 billion a year, including residential, commercial and construction lending, from our New York, North Carolina and Orlando offices, with emphasis on the Eastern Coast of the US Assets duplicated since acquisition to $1.5 billion as of 6/30/04 Florida: Residential Market

Business Strategy Real Estate Focus Preserve our low credit-risk lending profile Maintain high profitability through all interest rate and credit cycles Puerto Rico Grow share of residential mortgage market (currently 20-25%); currently second to Doral Expand retail banking franchise (No. 3), growing core deposits Emphasize growth in residential construction and CRE lending Grow fee income from banking, and securities and insurance brokerage operations United States Ultimate goal-Successful expansion of RG Crown Bank to similar size of Puerto Rico banking subsidiary Focus on controlled growth through future openings of branches in Central Florida and loan production centers along eastern coast of continental US Expand Central Florida footprint through selected and attractively-priced acquisitions

Operating Revenues Mtg. Banking 1999 Total: $126mm 2003 Total: $398mm Banking revenue contribution has increased in recent years as a result of good earnings results, allowing diversification into commercial lending

Profit Before Taxes 1999 Total: $54mm 2003 Total: $175mm Mtg. Banking Banking contribution to profit before taxes has increased significantly as well

ROACE and ROAA Among Top 50 banks in the country by 2003 ROE, according to the June 2004 ABA Banking Journal

Net Interest Margin We believe that our net interest margin is well protected for the next several years

Earnings Per Share Superior EPS CAGR of 36% during the last three years! CAGR = 27.6% Increase = 35.0%

CAGR = 28.3% Total Assets No.1 in 2003 loan portfolio growth among Puerto Rico banks

Loan Composition December 2003 Total: $4,049mm June 2004 Total: $4,507mm Residential Mortgage Commercial Real Estate Construction and Land Secured Consumer Commercial Unsecured Consumer 90% of portfolio is secured!

Asset Quality Net charge-off experience below our peer group in Puerto Rico and the Continental US

NPLs Composition December 2003 Total: $85mm June 2004 Total: $88mm Residential Mortgage Commercial Real Estate Commercial Consumer 70% of classified loans are residential, with minimal loss experience

ALLL/Total Loans Excluding our residential portfolio, our loan loss reserve coverage exceeds that of our peer group in Puerto Rico

Total Deposits Strong retail deposit base; 3rd largest in Puerto Rico No.3 in 2003 retail deposit growth amongst Puerto Rico banks CAGR = 26.4%

Loan vs Deposit Growth All our loan and deposits growth is organic, not dependent on purchases nor brokered deposits from third parties

Deposit Composition December 2003 Total: $3,556mm June 2004 Total: $3,823mm Jumbo CDs Retail CDs NOW & Other Demand Savings & MMDA We continue to be focused on core deposits; 57% core deposit ratio (one of highest in Puerto Rico)

Loan Originations CAGR = 22.6%

Servicing Portfolio Servicing customer base allows cross-selling in retail banking and insurance CAGR = 13.6%

Investment Highlights R-G name is a recognized franchise in banking and mortgage banking Strong profitability through various interest rate and credit cycles Profit performance above S&P 500 and KBW banking index Lucrative mortgage market allows high return on assets and equity Diversification of income stream Low credit-risk lending profile-90% of portfolio secured by real estate Market leadership in Puerto Rico, with strong internal loan production 2nd largest residential mortgage lender, with 20-25% market share(excluding wholesale) 4th largest commercial lender (6th largest bank by assets)-7% market share 15% of assets and profits from the US already Tax-advantaged status as Puerto Rico bank (IBE) R-G Premier International Bank - R-G International Corporation - R-G International Bank Significant growth opportunities, with geographic diversification in PR and the US Strong management team and corporate transparency; majority of directors are independent, with an audit committee solely comprised of independent directors who are "Financial Experts" Significant insider ownership tied to R&G's goal of maximizing shareholder value-45% insider ownership

Investment Highlights R&G Financial-5-year Relative Price Performance Source: FactSet

A copy of this presentation, along with all our SEC filings and corporate governance guidelines, is available on our investor relations page in our website, rgonline.com